EXHIBIT 10(y)


                    DATED 31st January, 1996

                  CUMMINS ENGINE COMPANY, INC.(1)

                             and

                   THE TORONTO-DOMINION BANK(2)


                   __________________________
                            GUARANTEE
                   __________________________


                          Norton Rose
                             London

                                 CONTENTS

Clause                           Heading                      Page


1    Interpretation                                            1
     (a)  Defined expressions                                  1
     (b)  Definitions                                          1
     (c)  Headings                                             2
     (d)  Construction of certain terms                        2

2    Guarantee                                                 3
     (a)  Covenant to pay                                      3
     (b)  Guarantor as principal debtor; indemnity             3
     (c)  Statements of account conclusive                     3
     (d)  No security taken by Guarantor                       4
     (e)  Interest                                             4
     (f)  Continuing security and other matters                4
     (g)  New accounts                                         4
     (h)  Liability unconditional                              5
     (i)  Collateral Instruments                               5
     (j)  Waiver of Guarantor's rights                         5
     (k)  Suspense accounts                                    6
     (l)  Settlements conditional                              6
     (m)  Guarantor to deliver up certain property             6
     (n)  Retention of this Guarantee                          7
     (o)  Total amount recoverable                             7

3  Payments and Taxes                                          7
     (a)  No set-off or counterclaim; distribution to the Bank 7
     (b)  Grossing-up for Taxes                                7
     (c)  Claw-back of Tax benefit                             8
     (d)  Currency indemnity                                   8

4    Set-off                                                   9

5    Benefit of this Guarantee                                 9
     (a)  Benefit and burden                                   9
     (b)  Changes in constitution or reorganisations of Bank   9
     (c)  No assignment by Guarantor                           9
     (d)  Disclosure of information                           10

6    Notices and other matters                                10
     (a)  Notice                                              10
     (b)  No implied waivers, remedies cumulative             11
     (c)  Expenses                                            11

7    Governing Law and jurisdiction                           11
     (a)  Law                                                 11
     (b)  Submission to jurisdiction                          11
     (c)  Inconvenient forum                                  12
     (d)  Service of process on the Guarantor                 12
     (e)  Waiver of jury trial, etc.                          12


THIS GUARANTEE is dated 31st January, 1996 and made BETWEEN:

(1) CUMMINS ENGINE COMPANY, INC., a corporation duly organised and existing under the laws of the State of Indiana, with its principal office at 500 Jackson Street, Box 3005, Columbus,
     Indiana 47202-3005, as Guarantor; and

(2) THE TORONTO-DOMINION BANK of Triton Court, 14/18 Finsbury Square, London EC2A 1DB as Bank.

WHEREAS:

(A) By an agreement (the "Agreement") dated 31st January, 1996 and made between Cummins Finance Limited (1), the Guarantor (2) and the Bank (3), the Bank has agreed, upon and subject to the terms and conditions of the Agreement, to make available to the
     Borrower a perpetual loan facility of UK
     sterling                             .

(B) The execution and delivery of this Guarantee is one of the conditions precedent to the Bank making its Commitment available under the Agreement.

IT IS AGREED as follows:

     1Interpretation

     (a)  Defined expressions

     In this Guarantee, unless the context otherwise requires or unless otherwise defined in this Guarantee, words and expressions defined in the Agreement and used in this Guarantee shall have the same meaning where used in this Guarantee.

     (b)  Definitions

     In this Guarantee, unless the context otherwise requires:

     "Collateral Instruments" means notes, bills of exchange, certificates of deposit and other negotiable and non-negotiable instruments, guarantees, and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any indebtedness or liabilities of the Borrower or any other person liable and includes Security Documents;

     "Guarantee" includes each separate or independent stipulation or agreement by the Guarantor contained in this Guarantee;

     "Guaranteed Liabilities" means all moneys, obligations and liabilities expressed to be guaranteed by the Guarantor in clause 2(a);

     "Incapacity" means in relation to a person the death, bankruptcy, unsoundness of mind, insolvency, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever
     (and, in the case of a partnership, includes the termination or change in the composition of the partnership);

     "Security Documents" means documents or instruments creating or evidencing a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind.

     (c)  Headings

     Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Guarantee.

     (d)  Construction of certain terms

     In this Guarantee, unless the context otherwise requires:

 (i) references to clauses are to be construed as references to the clauses of this Guarantee;

 (ii) references to (or to any specified provision of) this Guarantee or any other document shall be construed as references to this Guarantee, that provision or that document as in force for the time being and as amended from time to time in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Guarantee or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Bank;

 (iii) references to a "regulation" include any present or future regulation, rule, directive, requirement, request, code of practice or guideline (whether or not having the force of law, but if not having the force of law compliance with which is customary by persons to whom the same would normally relate) of any Governmental Authority;

 (iv) words importing the plural shall include the singular and vice versa;

 (v)  references to a time of day are to London time;

 (vi) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof;

(vii) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly; and

(viii) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

     2Guarantee

     (a)  Covenant to pay

     In consideration of the Bank making the Loan available to the Borrower pursuant to the Agreement the Guarantor hereby guarantees to pay to the Bank, on demand by the Bank all moneys and discharge all obligations and liabilities now or hereafter due, owing or incurred by the Borrower to the Bank under or pursuant to the Agreement and/or the Note prior to and including the fourteenth Interest Payment Date when the same become due for payment or discharge whether by acceleration or otherwise.

     Notwithstanding any other provision of this Guarantee, the Guarantor shall have no obligations hereunder following the fourteenth Interest Payment Date save in respect of the Guaranteed Liabilities then due and payable or obligations which fall to be performed prior to such date but which remain to be discharged in full.

     (b)  Guarantor as principal debtor; indemnity

     As a separate and independent stipulation, the Guarantor agrees that if any purported obligation or liability of the Borrower which would have been the subject of this Guarantee had it been valid and enforceable is not or ceases to be valid or enforceable against the Borrower on any ground whatsoever whether or not known to the Bank (including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of the Borrower or any legal or other limitation, whether under the Limitation Acts or otherwise or any disability or Incapacity or any change in the constitution of the Borrower) the Guarantor shall nevertheless be liable to the Bank in respect of that purported obligation or liability as if the same were fully valid and enforceable and the Guarantor were the principal debtor in respect thereof. The Guarantor hereby agrees to keep the Bank fully indemnified on demand against all damages, losses, costs and expenses arising from any failure of the Borrower to perform or discharge any such purported obligation or liability.

     (c)  Statements of account conclusive

     Any statement of account of the Borrower, signed as correct by an officer of the Bank, showing the amount of the Guaranteed
     Liabilities shall be prima facie evidence as to that account.

     (d)  No security taken by Guarantor

     The Guarantor warrants that it has not taken or received, and undertakes that until all the Guaranteed Liabilities of the Borrower have been paid or discharged in full, it will not take or receive, the benefit of any security from the Borrower or any other person in respect of its obligations under this Guarantee.

     (e)  Interest

     The Guarantor agrees to pay interest on each amount demanded of it under this Guarantee from the date of such demand until payment (as well after as before judgment) at the rate one per cent per annum above the aggregate of LIBOR and the Additional Cost calculated on a day to day basis. Such interest shall be compounded at the end of each period determined for this purpose by the Bank in the event of it not being paid when demanded but without prejudice to the Bank's right to require payment of such interest provided that, to the extent that the Bank recovers from the Borrower or the Guarantor interest at the rate referred to in clause 6.2 of the Agreement on any unpaid sum under the Agreement in respect of which demand is made on the Guarantor under this Guarantee in relation to the period from the date of such demand until payment, it shall not be entitled to recover under this clause 2(e) interest on such unpaid sum so demanded.

     (f)  Continuing security and other matters

     This Guarantee shall:

 (i) secure the ultimate balance from time to time owing to the Bank by the Borrower and shall be a continuing security, notwithstanding any settlement of account or other matter whatsoever;

(ii) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Bank; and

(iii) not be in any way prejudiced or affected by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Bank dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

     (g)  New accounts

     If this Guarantee ceases to be continuing for any reason whatsoever the Bank may nevertheless continue any account of the Borrower or open one or more new accounts and the liability of the Guarantor under this Guarantee shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such account.

     (h)  Liability unconditional

     The liability of the Guarantor shall not be affected nor shall this Guarantee be discharged or reduced by reason of:

 (i) the Incapacity or any change in the name, style or constitution of the Borrower or any other person liable;

 (ii) the Bank granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of, the Borrower or any other person liable or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Borrower or any other person liable; or

(iii) any act or omission which would not have discharged or affected the liability of the Guarantor had it been a principal debtor instead of a guarantor or by anything done or omitted which but for this provision might operate to exonerate the Guarantor.

     (i)  Collateral Instruments

     The Bank shall not be obliged to make any claim or demand on the Borrower or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Guarantee and no action taken or omitted by the Bank in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of the Guarantor under this Guarantee nor shall the Bank be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment in reduction of the Guaranteed Liabilities.

     (j)  Waiver of Guarantor's rights

     Until all the Guaranteed Liabilities have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) the Guarantor agrees that, without the prior written consent of the Bank, it will not:

 (i) exercise its rights of subrogation, reimbursement and indemnity against the Borrower or any other person liable;

 (ii) demand or accept repayment in whole or in part of any indebtedness now or hereafter due to the Guarantor from the Borrower or from any other person liable or demand or accept any Collateral Instrument in respect of the same or dispose of the same;

(iii) take any step to enforce any right against the Borrower or any other person liable in respect of any Guaranteed Liabilities; or

(iv) claim any set-off or counterclaim against the Borrower or any other person liable or claim or prove in competition with the Bank in the liquidation of the Borrower or any other person liable or have the benefit of, or share in, any payment from or composition with, the Borrower or any other person liable or any other Collateral Instrument now or hereafter held by the Bank for any Guaranteed Liabilities or for the obligations or liabilities of any other person liable but so that, if so directed by the Bank, it will prove for the whole or any part of its claim in the liquidation of the Borrower on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Bank and applied in or towards discharge of the Guaranteed Liabilities in such manner as the Bank shall deem appropriate.

     (k)  Suspense accounts

     Any money received in connection with this Guarantee (whether before or after any Incapacity of the Borrower or the Guarantor) which do not fully discharge the Guarantor's obligations under this Guarantee in respect of any Guaranteed Liabilities (actual or contingent, present or future) may be placed to the credit of a suspense account with a view to preserving the rights of the Bank to prove for the whole of its claims against the Borrower or any other person liable or may be applied in or towards satisfaction of such of the Guaranteed Liabilities as the Bank may from time to time conclusively determine in its absolute discretion.

     (l)  Settlements conditional

     Any release, discharge or settlement between the Guarantor and the Bank shall be conditional upon no security, disposition or payment to the Bank by the Borrower or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Bank shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

     (m)  Guarantor to deliver up certain property

     If, contrary to clauses 2(d) or 2(j), the Guarantor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Bank and shall be delivered to the Bank on demand.

     (n)  Retention of this Guarantee

     The Bank shall be entitled to retain this Guarantee after as well as before the payment or discharge of all the Guaranteed
     Liabilities for such period as the Bank may determine.

     (o)  Total amount recoverable

     The total amount recoverable from the Guarantor under clauses 2(a) and (b) of this Guarantee shall not exceed an amount equal to the principal sum of UK sterling payable pursuant to the Agreement and/or the Note together with an amount equal to all interest and all other sums payable pursuant to the Agreement and/or the Note provided that such limit on recovery shall automatically cease to have effect on the Bank confirming to the Guarantor that the Borrower has complied with the undertaking set out in clause 3.4(a) of the Agreement.

     3Payments and Taxes

     (a)  No set-off or counterclaim; distribution to the Bank

     The Guarantor acknowledges that, in performing its obligations under the Agreement, the Bank will be incurring liabilities to third parties in relation to the funding of amounts advanced to the Borrower, such liabilities matching the liabilities of the Borrower to the Bank, and that it is reasonable for the Banks to be entitled to receive payments from the Borrower gross on the due date in order that the Bank is put in a position to perform their matching obligations to the relevant third parties. Accordingly all payments to be made by the Guarantor under this Guarantee shall be made in full, without any set-off or counterclaim whatsoever unless a winding-up order or administration order or an analogous order in the jurisdiction of the Bank's incorporation or principal place of business has been made in respect of the Bank and, subject as provided in clause 3(b), free and clear of any deductions or withholdings, in Sterling (except for costs, charges and expenses which shall be payable in the currency in which they are incurred) on the due date to the account of the Bank at such bank as the Bank may from time to time specify for this purpose.

     (b)  Grossing-up for Taxes

     If at any time the Guarantor is required to make any deduction or withholding in respect of Taxes from any payment due under this Guarantee for the account of the Bank (or if the Bank is required to make any such deduction or withholding from a payment to a
     Bank), the sum due from the Guarantor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Guarantor shall indemnify the Bank against any losses or costs incurred by any of them by reason of any failure of the Guarantor to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Guarantor shall promptly deliver to the Bank any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

     (c)  Claw-back of Tax benefit

     If following any such deduction or withholding as is referred to in clause 3(b) from any payment by the Guarantor, the Bank shall receive or be granted a credit against or remission for any Taxes payable by it, the Bank shall, subject to the Guarantor having made any increased payment in accordance with clause 3(b) and to the extent that the Bank can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the Bank to obtain any other relief or allowance which may be available to it, reimburse the Guarantor with such amount as the Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the Bank (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the Guarantor as aforesaid. Such reimbursement shall be made forthwith upon the Bank certifying that the amount of such credit or remission has been received by it. Nothing contained in this Guarantee shall oblige the Bank to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, the Guarantor shall not, by virtue of this clause 3(c), be entitled to enquire about the Bank's tax affairs.

     (d)  Currency indemnity

(i) making or filing a claim or proof against the Guarantor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to this Guarantee, the Guarantor shall indemnify and hold harmless the Bank from and against any loss suffered as a result of any difference between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which the Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Guarantor under this clause 3(d) shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guarantee and the term "rate of exchange" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

     4Set-off

     If an Event of Default shall have occurred and be continuing and the Bank shall have declared the Loan, or the Loan shall have become automatically, immediately due and payable pursuant to clause 12.2 of the Agreement, the Bank and each bank which is an Affiliate of the Bank are hereby authorised at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Bank or any of its Affiliates to or for the credit or account of the Guarantor against any of and all the obligations of the Guarantor now or hereafter existing under this Guarantee and the other Loan Documents, irrespective of whether or not the Bank shall have made demand under this Guarantee or such other Loan Document and although such obligations may be unmatured. The rights of the Bank under this clause 4 are in addition to such other rights and remedies (including other rights of set-off) as the Bank may have.

     5Benefit of this Guarantee

     (a)  Benefit and burden

     This Guarantee shall be binding upon the Guarantor and its successors in title and shall ensure for the benefit of the Bank and its successors in title and its Assignees. The Guarantor expressly acknowledges and accepts the provisions of clause 16 of the Agreement and agrees that any person in favour of whom an assignment or a transfer is made in accordance with such clause shall be entitled to the benefit of this Guarantee.

     (b)  Changes in constitution or reorganisations of Bank

     For the avoidance of doubt and without prejudice to the provisions of clause 5(a), this Guarantee shall remain binding on the Guarantor notwithstanding any change in the constitution of the Bank or its absorption in, or amalgamation with, or the acquisition of all or part of its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Guarantee shall remain valid and effective in all respects in favour of any assignee, transferee or other successor in title of the Bank in the same manner as if such assignee, transferee or other successor in title had been named in this Guarantee as a party instead of, or in addition to, the Bank.

     (c)  No assignment by Guarantor

     The Guarantor may not assign or transfer any of its rights or obligations under this Guarantee.

     (d)  Disclosure of information

     The Bank may disclose to a prospective assignee or to any person who may otherwise enter into contractual relations with the Bank in relation to the Agreement or the Note (who is, in any such case, permitted pursuant to clause 16.3 of the Agreement) such information about the Guarantor as the Bank shall consider appropriate, subject to such potential assignee or person having first entered into a confidentiality undertaking in terms similar to those of clause 16.9 of the Agreement.

     6Notices and other matters

     (a)  Notice

     Every notice, request, demand or other communication under this Guarantee shall:

  (i) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

  (ii) be deemed to have been received, subject as otherwise provided in this Guarantee, in the case of a letter when delivered personally or 3 days after it has been put into the post, in the case of a telefax, when a complete and legible copy is received by the addressee (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch of any telefax is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

  (iii)      be sent:

          (A)  to the Guarantor at:
               500 Jackson Street,
               Box 3005,
               Columbus,
               Indiana
               47202-3005
               Mail Code:  60903
               Telefax:  00 1 812 377 3265
               Attention:  Assistant Treasurer

          (B)    to the Bank at:
                 Triton Court,
                 14/18 Finsbury Square,
                 London EC2A 1DB
                 Telefax:     0171-638 2551
                 Attention:  Manager, Corporate Services

          or to such other address or telefax number as is notified by the Guarantor or the Bank to the other party to this Guarantee provided that not less than two Banking Days' notice shall have been given of such change failing which such change shall be ineffective.

     (b)  No implied waivers, remedies cumulative

     No failure or delay on the part of the Bank to exercise any power, right or remedy under this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Guarantee are cumulative and are not exclusive of any remedies provided by law.

     (c)  Expenses

     The Guarantor agrees to reimburse the Bank on demand for all legal and other costs, charges and expenses on a full and unqualified indemnity basis which may be incurred by the Bank in relation to the enforcement of this Guarantee against the Guarantor.

     7Governing Law and jurisdiction

     (a)  Law

     This Guarantee is governed by and shall be construed in accordance with English law.

     (b)  Submission to jurisdiction

     The Guarantor agrees for the benefit of the Bank that any legal action or proceedings arising out of or in connection with this Guarantee against the Guarantor or any of its assets may be brought in the English courts and the courts of the United States of America, the State of New York, the State of Indiana and any other Relevant Jurisdiction, irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers (i) Cummins Engine Company Limited (No. 573951), attention: Gavin Sinclair (Assistant General Counsel) at present of 46-50 Coombe Road, New Malden, Surrey KT3 4QL to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings and (ii) CT Corporation at present of 1633 Broadway, NY 10019, New York, United States of America to receive for it and on its behalf, service of process issued out of the State Courts of and the Federal Courts in, the State of New York in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Bank to take proceedings against the Guarantor in the courts of any other competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the courts of England and not those of any other place shall have jurisdiction to determine any claim which the Guarantor may have against the Bank arising out of or in connection with this Guarantee.

     (c)  Inconvenient forum

     The Guarantor irrevocably waives (and irrevocably agrees not to raise) any objection which it may have now or hereafter to the laying of the venue of any action or any claim that any such action or proceedings has been brought in an inconvenient forum and further irrevocably agrees that a judgment brought in any court referred to in clause 7(b) shall be conclusive and binding upon the Guarantor and may be enforced in the courts of any other jurisdiction.

     (d)  Service of process on the Guarantor

     If either agent referred to in clause 7(b) (or any replacement agent appointed pursuant to this clause 7(d)) at any time ceases for any reason to act as such, the Guarantor shall appoint either a body corporate incorporated in England with an office in England or a firm of solicitors with an office in England or a body corporate with a place of business in the State of New York or a firm of lawyers with an office in the State of New York (as the case may be) as replacement agent to accept service of process on behalf of the Guarantor and shall notify the Bank of the name and address of the replacement agent together with its declaration or acceptance; failing such appointment and notification, the Bank shall be entitled by notice to the Guarantor to appoint such a replacement agent to act on the Guarantor's behalf.

     (e)  Waiver of jury trial, etc.

     (i) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in the United States of America or any state thereof in respect of any litigation directly or indirectly arising out of, under or in connection with this Guarantee, any document or agreement entered into in connection herewith and any of the transactions contemplated hereby or thereby.

    (ii) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in clause 7(e)(i) any special, indirect, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

   (iii)  Each party hereto (A) certifies that no
          representative, agent or attorney of any other party has represented to it, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waivers and (B) acknowledges that it and the other parties hereto have been induced to enter into this Guarantee by, among other things, the mutual waivers and certifications in this clause 7(e).

IN WITNESS whereof the parties to this Guarantee have caused this Guarantee to be duly executed on the date first above written.



SIGNED for and                )
on behalf of)                 )
CUMMINS ENGINE COMPANY, INC.  )
by                            )



SIGNED for and                )
on behalf of                  )
THE TORONTO-DOMINION BANK          )
by                            )

                      DATED 31st January, 1996


                    CUMMINS ENGINE COMPANY, INC. (1)

                               and

                        THE BANK OF NEW YORK(2)

                    ____________________________
                            GUARANTEE
                    ____________________________

                            Norton Rose
                              London

                                 CONTENTS


Clause                    Heading                               Page


1    Interpretation                                               1
     (a)  Defined expressions                                     1
     (b)  Definitions                                             1
     (c)  Headings                                                2
     (d)  Construction of certain terms                           2

2    Guarantee                                                    3
     (a)  Covenant to pay                                         3
     (b)  Guarantor as principal debtor; indemnity                3
     (c)  Statements of account conclusive                        3
     (d)  No security taken by Guarantor                          4
     (e)  Interest                                                4
     (f)  Continuing security and other matters                   4
     (g)  New accounts                                            4
     (h)  Liability unconditional                                 5
     (i)  Collateral Instruments                                  5
     (j)  Waiver of Guarantor's rights                            5
     (k)  Suspense accounts                                       6
     (l)  Settlements conditional                                 6
     (m)  Guarantor to deliver up certain property                6
     (n)  Retention of this Guarantee                             7

3    Payments and Taxes                                           7
      a)  No set-off or counterclaim; distribution to the Bank    7
     (b)  Grossing-up for Taxes                                   7
     (c)  Claw-back of Tax benefit                                7
     (d)  Currency indemnity                                      8

4    Set-off                                                      8

5    Benefit of this Guarantee                                    9
     (a)  Benefit and burden                                      9
     (b)  Changes in constitution or reorganisations of Bank      9
     (c)  No assignment by Guarantor                              9
     (d)  Disclosure of information                               9

6    Notices and other matters                                   10
     (a)  Notice                                                 10
     (b)  No implied waivers, remedies cumulative                11
     (c)  Expenses                                               11

7    Governing Law and jurisdiction                              11
     (a)  Law                                                    11
     (b)  Submission to jurisdiction                             11
     (c)  Inconvenient forum                                     11
     (d)  Service of process on the Guarantor                    12
     (e)  Waiver of jury trial, etc.                             12


THIS GUARANTEE is dated 31st January, 1996 and made BETWEEN:

(1) CUMMINS ENGINE COMPANY, INC., a corporation duly organised and existing under the laws of the State of Indiana, with its principal office at 500 Jackson Street, Box 3005, Columbus,
     Indiana 47202-3005, as Guarantor; and

(2)  THE BANK OF NEW YORK of 46 Berkeley Street, London W1X 6AA as
     Bank.

WHEREAS:

(A) By an agreement (the "Agreement") dated 31st January, 1996 and made between Cummins Finance Limited (1), the Guarantor (2) and the Bank (3), the Bank has agreed, upon and subject to the terms and conditions of the Agreement, to make available to the Borrower a perpetual loan facility of UK sterling.

(B) The execution and delivery of this Guarantee is one of the conditions precedent to the Bank making its Commitment available under the Agreement.

IT IS AGREED as follows:

     1Interpretation

     (a)  Defined expressions

     In this Guarantee, unless the context otherwise requires or unless otherwise defined in this Guarantee, words and expressions defined in the Agreement and used in this Guarantee shall have the same meaning where used in this Guarantee.

     (b)  Definitions

     In this Guarantee, unless the context otherwise requires:

     "Collateral Instruments" means notes, bills of exchange, certificates of deposit and other negotiable and non-negotiable instruments, guarantees, and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any indebtedness or liabilities of the Borrower or any other person liable and includes Security Documents;

     "Guarantee" includes each separate or independent stipulation or agreement by the Guarantor contained in this Guarantee;

     "Guaranteed Liabilities" means all moneys, obligations and liabilities expressed to be guaranteed by the Guarantor in clause 2(a);

     "Incapacity" means in relation to a person the death, bankruptcy, unsoundness of mind, insolvency, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever
     (and, in the case of a partnership, includes the termination or change in the composition of the partnership);

     "Security Documents" means documents or instruments creating or evidencing a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind.

     (c)  Headings

     Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Guarantee.

     (d)  Construction of certain terms

     In this Guarantee, unless the context otherwise requires:

    (i) references to clauses are to be construed as references to the clauses of this Guarantee;

 (ii) references to (or to any specified provision of) this Guarantee or any other document shall be construed as references to this Guarantee, that provision or that document as in force for the time being and as amended from time to time in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Guarantee or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Bank;

  (iii) references to a "regulation" include any present or future regulation, rule, directive, requirement, request, code of practice or guideline (whether or not having the force of law, but if not having the force of law compliance with which is customary by persons to whom the same would normally relate) of any Governmental Authority;

 (iv) words importing the plural shall include the singular and vice versa;

 (v)  references to a time of day are to London time;

 (vi) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof;

(vii) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly; and

(viii) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

     2Guarantee

     (a)  Covenant to pay

     In consideration of the Bank making the Loan available to the Borrower pursuant to the Agreement the Guarantor hereby guarantees to pay to the Bank, on demand by the Bank all moneys and discharge all obligations and liabilities now or hereafter due, owing or incurred by the Borrower to the Bank under or pursuant to the Agreement and/or the Note prior to and including the fourteenth Interest Payment Date when the same become due for payment or discharge whether by acceleration or otherwise.

     Notwithstanding any other provision of this Guarantee, the Guarantor shall have no obligations hereunder following the fourteenth Interest Payment Date save in respect of the Guaranteed Liabilities then due and payable or obligations which fall to be performed prior to such date but which remain to be discharged in full.

     (b)  Guarantor as principal debtor; indemnity

     As a separate and independent stipulation, the Guarantor agrees that if any purported obligation or liability of the Borrower which would have been the subject of this Guarantee had it been valid and enforceable is not or ceases to be valid or enforceable against the Borrower on any ground whatsoever whether or not known to the Bank (including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of the Borrower or any legal or other limitation, whether under the Limitation Acts or otherwise or any disability or Incapacity or any change in the constitution of the Borrower) the Guarantor shall nevertheless be liable to the Bank in respect of that purported obligation or liability as if the same were fully valid and enforceable and the Guarantor were the principal debtor in respect thereof. The Guarantor hereby agrees to keep the Bank fully indemnified on demand against all damages, losses, costs and expenses arising from any failure of the Borrower to perform or discharge any such purported obligation or liability.

     (c)  Statements of account conclusive

     Any statement of account of the Borrower, signed as correct by an officer of the Bank, showing the amount of the Guaranteed
     Liabilities shall be prima facie evidence as to that account.

     (d)  No security taken by Guarantor

     The Guarantor warrants that it has not taken or received, and undertakes that until all the Guaranteed Liabilities of the Borrower have been paid or discharged in full, it will not take or receive, the benefit of any security from the Borrower or any other person in respect of its obligations under this Guarantee.

     (e)  Interest

     The Guarantor agrees to pay interest on each amount demanded of it under this Guarantee from the date of such demand until payment (as well after as before judgment) at the rate one per cent per annum above the aggregate of LIBOR and the Additional Cost calculated on a day to day basis. Such interest shall be compounded at the end of each period determined for this purpose by the Bank in the event of it not being paid when demanded but without prejudice to the Bank's right to require payment of such interest provided that, to the extent that the Bank recovers from the Borrower or the Guarantor interest at the rate referred to in clause 6.2 of the Agreement on any unpaid sum under the Agreement in respect of which demand is made on the Guarantor under this Guarantee in relation to the period from the date of such demand until payment, it shall not be entitled to recover under this clause 2(e) interest on such unpaid sum so demanded.

     (f)  Continuing security and other matters

     This Guarantee shall:

(i) secure the ultimate balance from time to time owing to the Bank by the Borrower and shall be a continuing security, notwithstanding any settlement of account or other matter whatsoever;

(ii) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Bank; and

(iii) not be in any way prejudiced or affected by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Bank dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

     (g)  New accounts

     If this Guarantee ceases to be continuing for any reason whatsoever the Bank may nevertheless continue any account of the Borrower or open one or more new accounts and the liability of the Guarantor under this Guarantee shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such account.

     (h)  Liability unconditional

      The liability of the Guarantor shall not be affected nor shall this Guarantee be discharged or reduced by reason of:

 (i) the Incapacity or any change in the name, style or constitution of the Borrower or any other person liable;

(ii) the Bank granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of, the Borrower or any other person liable or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Borrower or any other person liable; or

(iii) any act or omission which would not have discharged or affected the liability of the Guarantor had it been a principal debtor instead of a guarantor or by anything done or omitted which but for this provision might operate to exonerate the Guarantor.

     (i)  Collateral Instruments

     The Bank shall not be obliged to make any claim or demand on the Borrower or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Guarantee and no action taken or omitted by the Bank in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of the Guarantor under this Guarantee nor shall the Bank be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment in reduction of the Guaranteed Liabilities.

     (j)  Waiver of Guarantor's rights

     Until all the Guaranteed Liabilities have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) the Guarantor agrees that, without the prior written consent of the Bank, it will not:

(i) exercise its rights of subrogation, reimbursement and indemnity against the Borrower or any other person liable;

(ii) demand or accept repayment in whole or in part of any indebtedness now or hereafter due to the Guarantor from the Borrower or from any other person liable or demand or accept any Collateral Instrument in respect of the same or dispose of the same;

(iii) take any step to enforce any right against the Borrower or any other person liable in respect of any Guaranteed Liabilities; or

 (iv) claim any set-off or counterclaim against the Borrower or any other person liable or claim or prove in competition with the Bank in the liquidation of the Borrower or any other person liable or have the benefit of, or share in, any payment from or composition with, the Borrower or any other person liable or any other Collateral Instrument now or hereafter held by the Bank for any Guaranteed Liabilities or for the obligations or liabilities of any other person liable but so that, if so directed by the Bank, it will prove for the whole or any part of its claim in the liquidation of the Borrower on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Bank and applied in or towards discharge of the Guaranteed Liabilities in such manner as the Bank shall deem appropriate.

     (k)  Suspense accounts

     Any money received in connection with this Guarantee (whether before or after any Incapacity of the Borrower or the Guarantor) which do not fully discharge the Guarantor's obligations under this Guarantee in respect of any Guaranteed Liabilities (actual or contingent, present or future) may be placed to the credit of a suspense account with a view to preserving the rights of the Bank to prove for the whole of its claims against the Borrower or any other person liable or may be applied in or towards satisfaction of such of the Guaranteed Liabilities as the Bank may from time to time conclusively determine in its absolute discretion.

     (l)  Settlements conditional

     Any release, discharge or settlement between the Guarantor and the Bank shall be conditional upon no security, disposition or payment to the Bank by the Borrower or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Bank shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

     (m)  Guarantor to deliver up certain property

     If, contrary to clauses 2(d) or 2(j), the Guarantor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Bank and shall be delivered to the Bank on demand.

     (n)  Retention of this Guarantee

     The Bank shall be entitled to retain this Guarantee after as well as before the payment or discharge of all the Guaranteed
     Liabilities for such period as the Bank may determine.

     3Payments and Taxes

     (a)  No set-off or counterclaim; distribution to the Bank

     The Guarantor acknowledges that, in performing its obligations under the Agreement, the Bank will be incurring liabilities to third parties in relation to the funding of amounts advanced to the Borrower, such liabilities matching the liabilities of the Borrower to the Bank, and that it is reasonable for the Banks to be entitled to receive payments from the Borrower gross on the due date in order that the Bank is put in a position to perform their matching obligations to the relevant third parties. Accordingly all payments to be made by the Guarantor under this Guarantee shall be made in full, without any set-off or counterclaim whatsoever unless a winding-up order or administration order or an analogous order in the jurisdiction of the Bank's incorporation or principal place of business has been made in respect of the Bank and, subject as provided in clause 3(b), free and clear of any deductions or withholdings, in Sterling (except for costs, charges and expenses which shall be payable in the currency in which they are incurred) on the due date to the account of the Bank at such bank as the Bank may from time to time specify for this purpose.

     (b)  Grossing-up for Taxes

     If at any time the Guarantor is required to make any deduction or withholding in respect of Taxes from any payment due under this Guarantee for the account of the Bank (or if the Bank is required to make any such deduction or withholding from a payment to a
     Bank), the sum due from the Guarantor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Guarantor shall indemnify the Bank against any losses or costs incurred by any of them by reason of any failure of the Guarantor to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Guarantor shall promptly deliver to the Bank any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

     (c)  Claw-back of Tax benefit

     If following any such deduction or withholding as is referred to in clause 3(b) from any payment by the Guarantor, the Bank shall receive or be granted a credit against or remission for any Taxes payable by it, the Bank shall, subject to the Guarantor having made any increased payment in accordance with clause 3(b) and to the extent that the Bank can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the Bank to obtain any other relief or allowance which may be available to it, reimburse the Guarantor with such amount as the Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the Bank (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the Guarantor as aforesaid. Such reimbursement shall be made forthwith upon the Bank certifying that the amount of such credit or remission has been received by it. Nothing contained in this Guarantee shall oblige the Bank to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, the Guarantor shall not, by virtue of this clause 3(c), be entitled to enquire about the Bank's tax affairs.

     (d)  Currency indemnity

(i) making or filing a claim or proof against the Guarantor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to this Guarantee, the Guarantor shall indemnify and hold harmless the Bank from and against any loss suffered as a result of any difference between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which the Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Guarantor under this clause 3(d) shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guarantee and the term "rate of exchange" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

     4Set-off

     If an Event of Default shall have occurred and be continuing and the Bank shall have declared the Loan, or the Loan shall have become automatically, immediately due and payable pursuant to clause 12.2 of the Agreement, the Bank and each bank which is an Affiliate of the Bank are hereby authorised at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Bank or any of its Affiliates to or for the credit or account of the Guarantor against any of and all the obligations of the Guarantor now or hereafter existing under this Guarantee and the other Loan Documents, irrespective of whether or not the Bank shall have made demand under this Guarantee or such other Loan Document and although such obligations may be unmatured. The rights of the Bank under this clause 4 are in addition to such other rights and remedies (including other rights of set-off) as the Bank may have.

     5Benefit of this Guarantee

     (a)  Benefit and burden

     This Guarantee shall be binding upon the Guarantor and its successors in title and shall ensure for the benefit of the Bank and its successors in title and its Assignees. The Guarantor expressly acknowledges and accepts the provisions of clause 16 of the Agreement and agrees that any person in favour of whom an assignment or a transfer is made in accordance with such clause shall be entitled to the benefit of this Guarantee.

     (b)  Changes in constitution or reorganisations of Bank

     For the avoidance of doubt and without prejudice to the provisions of clause 5(a), this Guarantee shall remain binding on the Guarantor notwithstanding any change in the constitution of the Bank or its absorption in, or amalgamation with, or the acquisition of all or part of its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Guarantee shall remain valid and effective in all respects in favour of any assignee, transferee or other successor in title of the Bank in the same manner as if such assignee, transferee or other successor in title had been named in this Guarantee as a party instead of, or in addition to, the Bank.

     (c)  No assignment by Guarantor

     The Guarantor may not assign or transfer any of its rights or obligations under this Guarantee.

     (d)  Disclosure of information

     The Bank may disclose to a prospective assignee or to any person who may otherwise enter into contractual relations with the Bank in relation to the Agreement or the Note (who is, in any such case, permitted pursuant to clause 16.3 of the Agreement) such information about the Guarantor as the Bank shall consider appropriate, subject to such potential assignee or person having first entered into a confidentiality undertaking in terms similar to those of clause 16.9 of the Agreement.

     6Notices and other matters

     (a)  Notice

     Every notice, request, demand or other communication under this Guarantee shall:

     (i) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

 (ii) be deemed to have been received, subject as otherwise provided in this Guarantee, in the case of a letter when delivered personally or 3 days after it has been put into the post, in the case of a telefax, when a complete and legible copy is received by the addressee (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch of any telefax is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

 (iii)      be sent:

     (A)  to the Guarantor at:
          500 Jackson Street,
          Box 3005,
          Columbus,
          Indiana
          47202-3005
          Mail Code:  60903
          Telefax:  00 1 812 377 3265
          Attention:  Assistant Treasurer

          (A)  to the Bank at:
          46 Berkeley Street,
          London W1X 6AA
          Telefax:  0171-322 6032/6421
          Attention:   Manager, Loans Administration

          or to such other address or telefax number as is notified by the Guarantor or the Bank to the other party to this Guarantee provided that not less than two Banking Days' notice shall have been given of such change failing which such change shall be ineffective.

     (b)  No implied waivers, remedies cumulative

     No failure or delay on the part of the Bank to exercise any power, right or remedy under this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Guarantee are cumulative and are not exclusive of any remedies provided by law.

     (c)  Expenses

     The Guarantor agrees to reimburse the Bank on demand for all legal and other costs, charges and expenses on a full and unqualified indemnity basis which may be incurred by the Bank in relation to the enforcement of this Guarantee against the Guarantor.

     7Governing Law and jurisdiction

     (a)  Law

     This Guarantee is governed by and shall be construed in accordance with English law.

     (b)  Submission to jurisdiction

     The Guarantor agrees for the benefit of the Bank that any legal action or proceedings arising out of or in connection with this Guarantee against the Guarantor or any of its assets may be brought in the English courts and the courts of the United States of America, the State of New York, the State of Indiana and any other Relevant Jurisdiction, irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers (i) Cummins Engine Company Limited (No. 573951), attention: Gavin Sinclair (Assistant General Counsel) at present of 46-50 Coombe Road, New Malden, Surrey KT3 4QL to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings and (ii) CT Corporation at present of 1633 Broadway, NY 10019, New York, United States of America to receive for it and on its behalf, service of process issued out of the State Courts of and the Federal Courts in, the State of New York in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Bank to take proceedings against the Guarantor in the courts of any other competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the courts of England and not those of any other place shall have jurisdiction to determine any claim which the Guarantor may have against the Bank arising out of or in connection with this Guarantee.

     (c)  Inconvenient forum

     The Guarantor irrevocably waives (and irrevocably agrees not to raise) any objection which it may have now or hereafter to the laying of the venue of any action or any claim that any such action or proceedings has been brought in an inconvenient forum and further irrevocably agrees that a judgment brought in any court referred to in clause 7(b) shall be conclusive and binding upon the Guarantor and may be enforced in the courts of any other jurisdiction.

     (d)  Service of process on the Guarantor

     If either agent referred to in clause 7(b) (or any replacement agent appointed pursuant to this clause 7(d)) at any time ceases for any reason to act as such, the Guarantor shall appoint either a body corporate incorporated in England with an office in England or a firm of solicitors with an office in England or a body corporate with a place of business in the State of New York or a firm of lawyers with an office in the State of New York (as the case may be) as replacement agent to accept service of process on behalf of the Guarantor and shall notify the Bank of the name and address of the replacement agent together with its declaration or acceptance; failing such appointment and notification, the Bank shall be entitled by notice to the Guarantor to appoint such a replacement agent to act on the Guarantor's behalf.

     (e)  Waiver of jury trial, etc.

     (i) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in the United States of America or any state thereof in respect of any litigation directly or indirectly arising out of, under or in connection with this Guarantee, any document or agreement entered into in connection herewith and any of the transactions contemplated hereby or thereby.

     (ii) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in clause 7(e)(i) any special, indirect, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

    (iii) Each party hereto (A) certifies that no representative, gent or attorney of any other party has represented to it, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waivers and (B) acknowledges that it and the other parties hereto have been induced to enter into this Guarantee by, among other things, the mutual waivers and certifications in this clause 7(e).

IN WITNESS whereof the parties to this Guarantee have caused this Guarantee to be duly executed on the date first above written.



SIGNED for and              )
on behalf of                )
CUMMINS ENGINE COMPANY, INC.)
by                          )





SIGNED for and         )
on behalf of           )
THE BANK OF NEW YORK        )
by                     )

                     DATED 31st January, 1996


                   CUMMINS ENGINE COMPANY, INC.(1)

                             and

                         SOCIETE GENERALE (2)



                   ___________________________
                           GUARANTEE
                   ___________________________

                           Norton Rose
                             London

                            CONTENTS

Clause                     Heading                               Page


1    Interpretation                                                1
     (a)  Defined expressions                                      1
     (b)  Definitions                                              2
     (c)  Headings                                                 2
     (d)  Construction of certain terms                            2

2    Guarantee                                                     3
     (a)  Covenant to pay                                          3
     (b)  Guarantor as principal debtor; indemnity                 3
     (c)  Statements of account conclusive                         3
     (d)  No security taken by Guarantor                           4
     (e)  Interest                                                 4
     (f)  Continuing security and other matters                    4
     (g)  New accounts                                             4
     (h)  Liability unconditional                                  5
     (i)  Collateral Instruments                                   5
     (j)  Waiver of Guarantor's rights                             5
     (k)  Suspense accounts                                        6
     (l)  Settlements conditional                                  6
     (m)  Guarantor to deliver up certain property                 6
     (n)  Retention of this Guarantee                              7

3     Payments and Taxes                                           7
      (a)  No set-off or counterclaim; distribution to the Bank    7
      (b)  Grossing-up for Taxes                                   7
      (c)  Claw-back of Tax benefit                                7
      (d)  Currency indemnity                                      8

4      Set-off                                                     8

5      Benefit of this Guarantee                                   9
       (a)  Benefit and burden                                     9
       (b)  Changes in constitution or reorganisations of Bank     9
       (c)   Assignment by Guarantor                               9
       (d)   Disclosure of information                             9

6      Notices and other matters                                  10
       (a)  Notice                                                10
       (b)  No implied waivers, remedies cumulative               10
       (c)  Expenses                                              11

7      Governing Law and jurisdiction                             11
      (a)  Law                                                    11
      (b)  Submission to jurisdiction                             11
      (c)  Inconvenient forum                                     11
      (d)  Service of process on the Guarantor                    12
      (e)  Waiver of jury trial, etc.                             12


THIS GUARANTEE is dated 31st January, 1996 and made BETWEEN:

(1) CUMMINS ENGINE COMPANY, INC., a corporation duly organised and existing under the laws of the State of Indiana, with its principal office at 500 Jackson Street, Box 3005, Columbus,
     Indiana 47202-3005, as Guarantor; and

(2)  SOCIETE GENERALE of Exchange House, Primrose Street, London EC2A
     2HT as Bank.

WHEREAS:

(A) By an agreement (the "Agreement") dated 31st January, 1996 and made between Cummins Finance Limited (1), the Guarantor (2) and the Bank (3), the Bank has agreed, upon and subject to the terms and conditions of the Agreement, to make available to the Borrower a perpetual loan facility of UK sterling.

(B) The execution and delivery of this Guarantee is one of the conditions precedent to the Bank making its Commitment available under the Agreement.

IT IS AGREED as follows:

     1Interpretation

     (a)  Defined expressions

     In this Guarantee, unless the context otherwise requires or unless otherwise defined in this Guarantee, words and expressions defined in the Agreement and used in this Guarantee shall have the same meaning where used in this Guarantee.

     (b)  Definitions

      In this Guarantee, unless the context otherwise requires:

     "Collateral Instruments" means notes, bills of exchange, certificates of deposit and other negotiable and non-negotiable instruments, guarantees, and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any indebtedness or liabilities of the Borrower or any other person liable and includes Security Documents;

     "Guarantee" includes each separate or independent stipulation or agreement by the Guarantor contained in this Guarantee;

     "Guaranteed Liabilities" means all moneys, obligations and liabilities expressed to be guaranteed by the Guarantor in clause 2(a);

     "Incapacity" means in relation to a person the death, bankruptcy, unsoundness of mind, insolvency, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever
     (and, in the case of a partnership, includes the termination or change in the composition of the partnership);

     "Security Documents" means documents or instruments creating or evidencing a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind.

     (c)  Headings

     Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Guarantee.

     (d)  Construction of certain terms

     In this Guarantee, unless the context otherwise requires:

 (i) references to clauses are to be construed as references to the clauses of this Guarantee;

(ii) references to (or to any specified provision of) this Guarantee or any other document shall be construed as references to this Guarantee, that provision or that document as in force for the time being and as amended from time to time in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Guarantee or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Bank;

 (iii) references to a "regulation" include any present or future regulation, rule, directive, requirement, request, code of practice or guideline (whether or not having the force of law, but if not having the force of law compliance with which is customary by persons to whom the same would normally relate) of any Governmental Authority;

(v)  references to a time of day are to London time;

(vi) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof;

 (vii) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly; and

 (viii) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

     2Guarantee

     (a)  Covenant to pay

     In consideration of the Bank making the Loan available to the Borrower pursuant to the Agreement the Guarantor hereby guarantees to pay to the Bank, on demand by the Bank all moneys and discharge all obligations and liabilities now or hereafter due, owing or incurred by the Borrower to the Bank under or pursuant to the Agreement and/or the Note prior to and including the fourteenth Interest Payment Date when the same become due for payment or discharge whether by acceleration or otherwise.

     Notwithstanding any other provision of this Guarantee, the Guarantor shall have no obligations hereunder following the fourteenth Interest Payment Date save in respect of the Guaranteed Liabilities then due and payable or obligations which fall to be performed prior to such date but which remain to be discharged in full.

     (b)  Guarantor as principal debtor; indemnity

     As a separate and independent stipulation, the Guarantor agrees that if any purported obligation or liability of the Borrower which would have been the subject of this Guarantee had it been valid and enforceable is not or ceases to be valid or enforceable against the Borrower on any ground whatsoever whether or not known to the Bank (including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of the Borrower or any legal or other limitation, whether under the Limitation Acts or otherwise or any disability or Incapacity or any change in the constitution of the Borrower) the Guarantor shall nevertheless be liable to the Bank in respect of that purported obligation or liability as if the same were fully valid and enforceable and the Guarantor were the principal debtor in respect thereof. The Guarantor hereby agrees to keep the Bank fully indemnified on demand against all damages, losses, costs and expenses arising from any failure of the Borrower to perform or discharge any such purported obligation or liability.

     (c)  Statements of account conclusive

     Any statement of account of the Borrower, signed as correct by an officer of the Bank, showing the amount of the Guaranteed
     Liabilities shall be prima facie evidence as to that account.

     (d)  No security taken by Guarantor

     The Guarantor warrants that it has not taken or received, and undertakes that until all the Guaranteed Liabilities of the Borrower have been paid or discharged in full, it will not take or receive, the benefit of any security from the Borrower or any other person in respect of its obligations under this Guarantee.

     (e)  Interest

     The Guarantor agrees to pay interest on each amount demanded of it under this Guarantee from the date of such demand until payment (as well after as before judgment) at the rate one per cent per annum above the aggregate of LIBOR and the Additional Cost calculated on a day to day basis. Such interest shall be compounded at the end of each period determined for this purpose by the Bank in the event of it not being paid when demanded but without prejudice to the Bank's right to require payment of such interest provided that, to the extent that the Bank recovers from the Borrower or the Guarantor interest at the rate referred to in clause 6.2 of the Agreement on any unpaid sum under the Agreement in respect of which demand is made on the Guarantor under this Guarantee in relation to the period from the date of such demand until payment, it shall not be entitled to recover under this clause 2(e) interest on such unpaid sum so demanded.

     (f)  Continuing security and other matters

     This Guarantee shall:

(i) secure the ultimate balance from time to time owing to the Bank by the Borrower and shall be a continuing security, notwithstanding any settlement of account or other matter whatsoever;

(ii) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Bank; and

(iii) not be in any way prejudiced or affected by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Bank dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

     (g)  New accounts

     If this Guarantee ceases to be continuing for any reason whatsoever the Bank may nevertheless continue any account of the Borrower or open one or more new accounts and the liability of the Guarantor under this Guarantee shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such account.

     (h)  Liability unconditional

     The liability of the Guarantor shall not be affected nor shall this Guarantee be discharged or reduced by reason of:

(i) the Incapacity or any change in the name, style or constitution of the Borrower or any other person liable;

(ii) the Bank granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of, the Borrower or any other person liable or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Borrower or any other person liable; or

(iii) any act or omission which would not have discharged or affected the liability of the Guarantor had it been a principal debtor instead of a guarantor or by anything done or omitted which but for this provision might operate to exonerate the Guarantor.

     (i)  Collateral Instruments

     The Bank shall not be obliged to make any claim or demand on the Borrower or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Guarantee and no action taken or omitted by the Bank in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of the Guarantor under this Guarantee nor shall the Bank be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment in reduction of the Guaranteed Liabilities.

     (j)  Waiver of Guarantor's rights

     Until all the Guaranteed Liabilities have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) the Guarantor agrees that, without the prior written consent of the Bank, it will not:

(i) exercise its rights of subrogation, reimbursement and indemnity against the Borrower or any other person liable;

(ii) demand or accept repayment in whole or in part of any indebtedness now or hereafter due to the Guarantor from the Borrower or from any other person liable or demand or accept any Collateral Instrument in respect of the same or dispose of the same;

(iii) take any step to enforce any right against the Borrower or any other person liable in respect of any Guaranteed Liabilities; or

(iv) claim any set-off or counterclaim against the Borrower or any other person liable or claim or prove in competition with the Bank in the liquidation of the Borrower or any other person liable or have the benefit of, or share in, any payment from or composition with, the Borrower or any other person liable or any other Collateral Instrument now or hereafter held by the Bank for any Guaranteed Liabilities or for the obligations or liabilities of any other person liable but so that, if so directed by the Bank, it will prove for the whole or any part of its claim in the liquidation of the Borrower on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Bank and applied in or towards discharge of the Guaranteed Liabilities in such manner as the Bank shall deem appropriate.

     (k)  Suspense accounts

     Any money received in connection with this Guarantee (whether before or after any Incapacity of the Borrower or the Guarantor) which do not fully discharge the Guarantor's obligations under this Guarantee in respect of any Guaranteed Liabilities (actual or contingent, present or future) may be placed to the credit of a suspense account with a view to preserving the rights of the Bank to prove for the whole of its claims against the Borrower or any other person liable or may be applied in or towards satisfaction of such of the Guaranteed Liabilities as the Bank may from time to time conclusively determine in its absolute discretion.

     (l)  Settlements conditional

     Any release, discharge or settlement between the Guarantor and the Bank shall be conditional upon no security, disposition or payment to the Bank by the Borrower or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Bank shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

     (m)  Guarantor to deliver up certain property

     If, contrary to clauses 2(d) or 2(j), the Guarantor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Bank and shall be delivered to the Bank on demand.

     (n)  Retention of this Guarantee

     The Bank shall be entitled to retain this Guarantee after as well as before the payment or discharge of all the Guaranteed
     Liabilities for such period as the Bank may determine.

     3Payments and Taxes

     (a)  No set-off or counterclaim; distribution to the Bank

     The Guarantor acknowledges that, in performing its obligations under the Agreement, the Bank will be incurring liabilities to third parties in relation to the funding of amounts advanced to the Borrower, such liabilities matching the liabilities of the Borrower to the Bank, and that it is reasonable for the Banks to be entitled to receive payments from the Borrower gross on the due date in order that the Bank is put in a position to perform their matching obligations to the relevant third parties. Accordingly all payments to be made by the Guarantor under this Guarantee shall be made in full, without any set-off or counterclaim whatsoever unless a winding-up order or administration order or an analogous order in the jurisdiction of the Bank's incorporation or principal place of business has been made in respect of the Bank and, subject as provided in clause 3(b), free and clear of any deductions or withholdings, in Sterling (except for costs, charges and expenses which shall be payable in the currency in which they are incurred) on the due date to the account of the Bank at such bank as the Bank may from time to time specify for this purpose.

     (b)  Grossing-up for Taxes

     If at any time the Guarantor is required to make any deduction or withholding in respect of Taxes from any payment due under this Guarantee for the account of the Bank (or if the Bank is required to make any such deduction or withholding from a payment to a
     Bank), the sum due from the Guarantor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Guarantor shall indemnify the Bank against any losses or costs incurred by any of them by reason of any failure of the Guarantor to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Guarantor shall promptly deliver to the Bank any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

     (c)  Claw-back of Tax benefit

     If following any such deduction or withholding as is referred to in clause 3(b) from any payment by the Guarantor, the Bank shall receive or be granted a credit against or remission for any Taxes payable by it, the Bank shall, subject to the Guarantor having made any increased payment in accordance with clause 3(b) and to the extent that the Bank can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the Bank to obtain any other relief or allowance which may be available to it, reimburse the Guarantor with such amount as the Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the Bank (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the Guarantor as aforesaid. Such reimbursement shall be made forthwith upon the Bank certifying that the amount of such credit or remission has been received by it. Nothing contained in this Guarantee shall oblige the Bank to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, the Guarantor shall not, by virtue of this clause 3(c), be entitled to enquire about the Bank's tax affairs.

     (d)  Currency indemnity

(i) making or filing a claim or proof against the Guarantor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to this Guarantee, the Guarantor shall indemnify and hold harmless the Bank from and against any loss suffered as a result of any difference between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which the Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Guarantor under this clause 3(d) shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guarantee and the term "rate of exchange" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

     4Set-off

     If an Event of Default shall have occurred and be continuing and the Bank shall have declared the Loan, or the Loan shall have become automatically, immediately due and payable pursuant to clause 12.2 of the Agreement, the Bank and each bank which is an Affiliate of the Bank are hereby authorised at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Bank or any of its Affiliates to or for the credit or account of the Guarantor against any of and all the obligations of the Guarantor now or hereafter existing under this Guarantee and the other Loan Documents, irrespective of whether or not the Bank shall have made demand under this Guarantee or such other Loan Document and although such obligations may be unmatured. The rights of the Bank under this clause 4 are in addition to such other rights and remedies (including other rights of set-off) as the Bank may have.

     5Benefit of this Guarantee

     (a)  Benefit and burden

     This Guarantee shall be binding upon the Guarantor and its successors in title and shall ensure for the benefit of the Bank and its successors in title and its Assignees. The Guarantor expressly acknowledges and accepts the provisions of clause 16 of the Agreement and agrees that any person in favour of whom an assignment or a transfer is made in accordance with such clause shall be entitled to the benefit of this Guarantee.

     (b)  Changes in constitution or reorganisations of Bank

     For the avoidance of doubt and without prejudice to the provisions of clause 5(a), this Guarantee shall remain binding on the Guarantor notwithstanding any change in the constitution of the Bank or its absorption in, or amalgamation with, or the acquisition of all or part of its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Guarantee shall remain valid and effective in all respects in favour of any assignee, transferee or other successor in title of the Bank in the same manner as if such assignee, transferee or other successor in title had been named in this Guarantee as a party instead of, or in addition to, the Bank.

     (c)  No assignment by Guarantor

     The Guarantor may not assign or transfer any of its rights or obligations under this Guarantee.

     (d)  Disclosure of information

     The Bank may disclose to a prospective assignee or to any person who may otherwise enter into contractual relations with the Bank in relation to the Agreement or the Note (who is, in any such case, permitted pursuant to clause 16.3 of the Agreement) such information about the Guarantor as the Bank shall consider appropriate, subject to such potential assignee or person having first entered into a confidentiality undertaking in terms similar to those of clause 16.9 of the Agreement.

     6Notices and other matters

     (a)  Notice

     Every notice, request, demand or other communication under this Guarantee shall:

     (i) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

(ii) be deemed to have been received, subject as otherwise provided in this Guarantee, in the case of a letter when delivered personally or 3 days after it has been put into the post, in the case of a telefax, when a complete and legible copy is received by the addressee (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch of any telefax is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

     (iii)        be sent:

          (A)  to the Guarantor at:
             500 Jackson Street,
             Box 3005,
             Columbus,
             Indiana
             47202-3005
             Mail Code:   60903
             Telefax:  00 1 812 377 3265
             Attention:  Assistant Treasurer

          (B)  to the Bank at:
           Exchange House,
           Primrose Street,
           London EC2A 2HT
           Telefax:  0171-638 6504
           Attention:    Cathy Byrne, Loans Administration Department

          or to such other address or telefax number as is notified by the Guarantor or the Bank to the other party to this Guarantee provided that not less than two Banking Days' notice shall have been given of such change failing which such change shall be ineffective.

     (b)  No implied waivers, remedies cumulative

     No failure or delay on the part of the Bank to exercise any power, right or remedy under this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Guarantee are cumulative and are not exclusive of any remedies provided by law.

     (c)  Expenses

     The Guarantor agrees to reimburse the Bank on demand for all legal and other costs, charges and expenses on a full and unqualified indemnity basis which may be incurred by the Bank in relation to the enforcement of this Guarantee against the Guarantor.

     7Governing Law and jurisdiction

     (a)  Law

     This Guarantee is governed by and shall be construed in accordance with English law.

     (b)  Submission to jurisdiction

     The Guarantor agrees for the benefit of the Bank that any legal action or proceedings arising out of or in connection with this Guarantee against the Guarantor or any of its assets may be brought in the English courts and the courts of the United States of America, the State of New York, the State of Indiana and any other Relevant Jurisdiction, irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers (i) Cummins Engine Company Limited (No. 573951), attention: Gavin Sinclair (Assistant General Counsel) at present of 46-50 Coombe Road, New Malden, Surrey KT3 4QL to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings and (ii) CT Corporation at present of 1633 Broadway, NY 10019, New York, United States of America to receive for it and on its behalf, service of process issued out of the State Courts of and the Federal Courts in, the State of New York in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Bank to take proceedings against the Guarantor in the courts of any other competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the courts of England and not those of any other place shall have jurisdiction to determine any claim which the Guarantor may have against the Bank arising out of or in connection with this Guarantee.

     (c)  Inconvenient forum

     The Guarantor irrevocably waives (and irrevocably agrees not to raise) any objection which it may have now or hereafter to the laying of the venue of any action or any claim that any such action or proceedings has been brought in an inconvenient forum and further irrevocably agrees that a judgment brought in any court referred to in clause 7(b) shall be conclusive and binding upon the Guarantor and may be enforced in the courts of any other jurisdiction.

     (d)  Service of process on the Guarantor

     If either agent referred to in clause 7(b) (or any replacement agent appointed pursuant to this clause 7(d)) at any time ceases for any reason to act as such, the Guarantor shall appoint either a body corporate incorporated in England with an office in England or a firm of solicitors with an office in England or a body corporate with a place of business in the State of New York or a firm of lawyers with an office in the State of New York (as the case may be) as replacement agent to accept service of process on behalf of the Guarantor and shall notify the Bank of the name and address of the replacement agent together with its declaration or acceptance; failing such appointment and notification, the Bank shall be entitled by notice to the Guarantor to appoint such a replacement agent to act on the Guarantor's behalf.

     (e)  Waiver of jury trial, etc.

 (i) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in the United States of America or any state thereof in respect of any litigation directly or indirectly arising out of, under or in connection with this Guarantee, any document or agreement entered into in connection herewith and any of the transactions contemplated hereby or thereby.

 (ii) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in clause 7(e)(i) any special, indirect, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

 (iii) Each party hereto (A) certifies that no representative, agent or attorney of any other party has represented to it, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waivers and (B) acknowledges that it and the other parties hereto have been induced to enter into this Guarantee by, among other things, the mutual waivers and certifications in this clause 7(e).

IN WITNESS whereof the parties to this Guarantee have caused this Guarantee to be duly executed on the date first above written.



SIGNED for and                 )
on behalf of                   )
CUMMINS ENGINE COMPANY, INC.   )
by                             )





SIGNED for and                 )
on behalf of                   )
SOCIETE GENERALE               )
by                             )